Contingent assets and liabilities	12 Months Ended
Dec. 31, 2020
Contingent assets and liabilities [Abstract]
Contingent assets and liabilities [Text Block]

25Contingent assets and liabilities

Contingent assets

As per December 31, 2020, the company had no material contingent assets.

Contingent liabilities

Guarantees

Philips’ policy is to provide guarantees and other letters of support only in writing. Philips does not stand by other forms of support. The total fair value of guarantees recognized on the balance sheet amounts to EUR nil million for both 2019 and 2020. Remaining off-balance-sheet business related guarantees on behalf of third parties and associates decreased by EUR 5 million during 2020 to EUR 16 million (December 31, 2019: EUR 21 million).

Environmental remediation

The company and its subsidiaries are subject to environmental laws and regulations. Under these laws, the company and/or its subsidiaries may be required to remediate the effects of certain manufacturing activities on the environment.

Legal proceedings

The company and certain of its group companies and former group companies are involved as a party in legal proceedings, regulatory and other governmental proceedings, including discussions on potential remedial actions, relating to such matters as competition issues, commercial transactions, product liability, participations and environmental pollution.

While it is not feasible to predict or determine the outcome of all pending or threatened legal proceedings, regulatory and governmental proceedings, the company is of the opinion that the cases described below may have, or have had in the recent past, a significant impact on the company’s consolidated financial position, results of operations and cash flows.

Civil Litigation
Cathode Ray Tubes (CRT)

Following the public investigations into alleged anticompetitive activities in the Cathode Ray Tubes industry that began in 2007 and which resulted in a EUR 509 million fine against the company from the European Commission in December 2012, certain Philips Group companies were named as defendants in numerous (class action) lawsuits in the United States, Canada, Germany, the Netherlands, Denmark, the United Kingdom, Turkey, and Israel. Plaintiffs in these cases varied from classes of indirect and direct purchasers, state attorneys general, electronics retailers and TV and monitor manufacturers.

By the end of 2020, settlements have been reached in most of these cases. Litigation is still pending or threatened in relation to: (i) the revised US indirect purchaser class settlement which received approval from the District Court for the Northern District of California in July 2020 but is still subject to appeal, (ii) potential claims that may still be filed by certain objectors to the original US indirect purchaser class settlement (iii) a claim filed by the state attorney general for Puerto Rico, (iv) a claim filed by a monitor manufacturer in the UK, (v) a claim filed by three Brazilian TV manufacturers in the Netherlands, (vi) a consumer class action in Israel and (vii) a consumer action in the Netherlands.

In all cases, the same substantive allegations about anticompetitive activities in the CRT industry are made and damages are sought. Despite prior settlements, the company has concluded that due to the specific circumstances in the cases that settled, and the particularities and considerable uncertainty associated with the remaining matters, based on current knowledge, potential losses cannot be reliably estimated with respect to some of the matters that are still pending.

In 2019, the company was served with a claim filed by LG Electronics (LGE) in the Seoul Central District Court. LGE claims restitution of approximately EUR 210 million, representing a portion of the fine that LGE paid to the European Commission relating to the joint venture LG. Philips Displays for which LGE and the company were jointly and severally liable. LGE alleges that based on the manner in which the fine was calculated, the company should have paid proportionally more than it currently has. In November 2020, the Seoul Central District Court dismissed LGE’s case. LGE has appealed the decision.

Public Investigations

In July 2018, the company was informed that the public prosecution service in Rio de Janeiro and the Brazilian antitrust authority CADE were conducting an investigation into tender irregularities in the medical device industry in Brazil. Philips was one of a number of companies involved in the investigation. After conducting an internal investigation into the matter focusing on certain transactions that took place before 2011, the company reached a leniency agreement with the Brazilian public prosecution service in 2020 under which the company agreed to pay EUR 9.7 million. The investigation by CADE is ongoing.

In respect of the investigation in Brazil, the company also received inquiries from the US Securities and Exchange Commission (SEC) and US Department of Justice (DoJ). In addition, starting in June 2019, the company has engaged in discussions with and provided information to the SEC and DoJ regarding tender irregularities in the medical device industry in certain other jurisdictions. These interactions are ongoing and focus primarily on a number of compliance findings that the company is addressing in China and Bulgaria.

Given the uncertain nature of the relevant events and potential obligations, and based on current knowledge, the financial effect, if any, cannot be reliably estimated. The outcome of the uncertain events could have a material impact on the company’s consolidated financial position, results of operations and cash flows.

Miscellaneous

For details on other contractual obligations, please refer to liquidity risk in Details of treasury and other financial risks.